UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                          ----------------------------

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                                February 15, 2006
                       -------------------------------------
                Date of Report (Date of Earliest Event Reported)

                                   ITRON, INC.
     ----------------------------------------------------------------------
             (Exact Name of Registrant as Specified in its Charter)


         Washington                 000-22418                  91-1011792
----------------------------   ---------------------   -------------------------
(State or Other Jurisdiction   (Commission File No.)         (IRS Employer
     of Incorporation)                                      Identification No.)


                    2818 N. Sullivan Road, Spokane, WA 99216
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               (Address of Principal Executive Offices, Zip Code)

                                 (509) 924-9900
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              (Registrant's Telephone Number, Including Area Code)

                                      None
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          (Former Name or Former Address, if Changed Since Last Report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[_] Written communications pursuant to Rule 425 under Securities Act (17 CFR
    230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

Item 1.01      Entry into a Material Definitive Agreement

On February 15, 2006, the Compensation Committee of the Board of Directors of Itron, Inc. (the Company) approved the following agreements as they pertain to the Company's key executive officers:

o The Form of Change in Control Agreement for certain of the Company's executive officers providing for compensation and benefit arrangements upon a change in control of the Company. This Change in Control Agreement will replace the existing change in control agreement.
         Exhibit 10.2 is incorporated herein by reference.

o Revised Long-Term Performance Plan (LTPP) for senior management and key executive officers to provide for a three-year cliff vesting period.
         Exhibit 10.20 is incorporated herein by reference.

o The Form of Restricted Stock Award for use in connection with the Company's LTPP. Exhibit 10.23 is incorporated herein by reference.

         The following awards were made under the LTPP to executive officers of the Company:

Name                                                    Position               Restricted Stock Awards
--------------------------   -------------------------------------------------------------------------
LeRoy D. Nosbaum             Chief Executive Officer and Chairman of the Board       5,420 shares
Steven M .Helmbrecht         Sr. Vice President and Chief Financial Officer          2,208 shares
Russell N. Fairbanks, Jr.    Sr. Vice President and General Counsel                  2,208 shares
Philip C. Mezey              Sr. Vice President, Software Solutions                  2,007 shares
Malcolm Unsworth             Sr. Vice President, Hardware Solutions                  2,208 shares
Jared P. Serff               Vice President, Competitive Resources                   1,646 shares

Other terms of the awards are as described in the LTPP and the related Form of Notice of Restricted Stock Award, which are filed herewith as described above.



Item 9.01      Financial Statements and Exhibits

(c)      Exhibits

The following exhibits are filed as part of this report:

Exhibit Number    Description
---------------  --------------------------------------------------------------
     10.2         Form of Change in Control Agreement between Itron, Inc. and certain of its executive officers.

     10.20        Amended Long-Term Performance Plan dated February 15, 2006.

     10.23 Form of Notice of Restricted Stock Award for the Amended Long-Term Performance Plan.




The information presented in this Current Report on Form 8-K contains forward-looking statements and certain assumptions upon which such forward-looking statements are in part based. Numerous important factors, including those factors identified in Itron, Inc.'s Annual Report on Form 10-K and other of the Company's filings with the Securities and Exchange Commission, and the fact that the assumptions set forth in this Current Report on Form 8-K could prove incorrect, could cause actual results to differ materially from those contained in such forward-looking statements.

                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.



                                  ITRON, INC.

Dated: February 17, 2006          By:  /s/ STEVEN M. HELMBRECHT
                                  -----------------------------
                                  Steven M. Helmbrecht
                                  Sr. Vice President and Chief Financial Officer

                                  EXHIBIT INDEX


Exhibit Number    Description
---------------  --------------------------------------------------------------
     10.2         Form of Change in Control Agreement between Itron, Inc. and certain of its executive officers.

     10.20        Amended Long-Term Performance Plan dated February 15, 2006.

     10.23 Form of Notice of Restricted Stock Award for the Amended Long-Term Performance Plan.